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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2005

TEKTRONIX, INC.
(Exact name of registrant as specified in its charter)

OREGON	1-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 SW Karl Braun Drive Beaverton, Oregon	97077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 627-7111

No Change
 (Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Tektronix, Inc.’s announcement regarding an update to forward-looking statements relating to the fourth quarter sales and earnings per share for fiscal year 2005 ending May 28, 2005 as presented in a press release of March 17, 2005.

Item 9.01.  Financial Statements and Exhibits.

     (c)          Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release of Tektronix, Inc. dated May 12, 2005, announcing adjusted forecast for the fourth fiscal quarter ending May 28, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2005

TEKTRONIX, INC.

By:	/s/ JAMES F. DALTON

James F. Dalton Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release of Tektronix, Inc. dated May 12, 2005, announcing adjusted forecast for the fourth fiscal quarter ending May 28, 2005.